Exhibit 99.1

FORM 3 JOINT FILER INFORMATION

Name of “Reporting Persons”

Granite Global Ventures (Q.P.) L.P.

Granite Global Ventures L.P.

Granite Global Ventures L.L.C.

Granite Global Ventures III L.P.

GGV III Entrepreneurs Fund L.P.

Granite Global Ventures III L.L.C.

Scott B. Bonham

Joel D. Kellman

Hany M. Nada

Thomas K. Ng

Address:	2494 Sand Hill Road, Suite 100
Menlo Park, CA 94025

Designated Filer:	Granite Global Ventures (Q.P.) L.P.

Issuer and Ticker Symbol:	Hurray! Holding Co., Ltd.

Date of Event:	December 21, 2007

Each of the following is a Joint Filer with Granite Global Ventures (Q.P.) L.P. and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3:  Granite Global Ventures L.P., Granite Global Ventures L.L.C., Granite Global Ventures III L.P., GGV III Entrepreneurs Fund L.P., Granite Global Ventures III L.L.C., Scott B. Bonham, Joel D. Kellman, Hany M. Nada, and Thomas K. Ng.

The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above hereby designates Granite Global Ventures (Q.P.) L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.  Each Reporting Person hereby appoints Granite Global Ventures L.L.C. as its attorney in fact for the purpose of making reports relating to transactions in Hurray! Holding Co., Ltd. securities.

GRANITE GLOBAL VENTURES (Q.P.) L.P.

By: Granite Global Ventures, LLC, its General Partner

By:	/s/ Scott B. Bonham	February 5, 2008
	Scott B. Bonham, Manager	Date

GRANITE GLOBAL VENTURES L.P.
By: Granite Global Ventures, LLC, its General Partner

By:	/s/ Scott B. Bonham	February 5, 2008
	Scott B. Bonham, Manager	Date

GRANITE GLOBAL VENTURES L.L.C.

By:	/s/ Scott B. Bonham	February 5, 2008
	Scott B. Bonham, Manager	Date

GRANITE GLOBAL VENTURES III L.P.
By: Granite Global Ventures III, LLC, its General Partner

By:	/s/ Scott B. Bonham	February 5, 2008
	Scott B. Bonham, Manager	Date

GGV III ENTREPRENUERS FUND L.P.
By: Granite Global Ventures III, LLC, its General Partner

By:	/s/ Scott B. Bonham	February 5, 2008
	Scott B. Bonham, Manager	Date

GRANITE GLOBAL VENTURES III L.L.C.

By:	/s/ Scott B. Bonham	February 5, 2008
	Scott B. Bonham, Manager	Date

By:	/s/ Joel D. Kellman	February 5, 2008
	Joel D. Kellman	Date

By:	/s/ Hany M. Nada	February 5, 2008
	Hany M. Nada	Date

By:	/s/ Scott B. Bonham	February 5, 2008
	Scott B. Bonham	Date

By:	/s/ Thomas K. Ng	February 5, 2008
	Thomas K. Ng	Date